AMENDMENT NO. 3 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is dated as of September 26, 2006, among:

         LECROY CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower");

         THE LENDERS PARTY HERETO; and

         THE BANK OF NEW YORK, as administrative agent for the Lenders referred to below (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, the Lenders party thereto (the "Lenders"), and The Bank of New York, as Issuing Lender, Swingline Lender and Administrative Agent have entered into a Credit Agreement, dated as of October 29, 2004 (as amended pursuant to (i) a certain Amendment No. 1 and Consent, dated as of July 1, 2005, and (ii) a certain Amendment No. 2 to Credit Agreement, dated as of May 9, 2006, and, as in effect on the date hereof, the "Credit Agreement").

         B. The Borrower has advised the Administrative Agent and the Lenders that it intends to enter into an Agreement and Plan of Merger (the "Catalyst Merger Agreement"), dated as of September 29, 2006, among the Borrower, 2006 Franklin Congress Corporation, a California corporation and wholly-owned subsidiary of the Borrower ("Catalyst Merger Sub"), Catalyst Enterprises, Inc., a California corporation ("Catalyst"), and Nader Saleh ("Saleh"), acting in his capacity as equityholder representative and the sole stockholder of Catalyst, pursuant to which, among other things, the Catalyst Merger Sub and Catalyst will merge (the "Catalyst Merger"), Catalyst shall continue as the surviving corporation and as a wholly owned Subsidiary of the Borrower, and the separate corporate existence of Catalyst Merger Sub shall cease .

         C. As consideration for the Catalyst Merger, the Borrower has agreed to pay Saleh $33,500,000, a portion of which in the amount of $30,000,000 is payable to Saleh in cash upon the consummation of the Catalyst Merger, and the balance of which, in the amount of $3,500,000, is payable to the Saleh on January 2, 2008, pursuant to a subordinated promissory note (the "Saleh Note").

         D. The Borrower has requested that the Lenders agree to amend the Credit Agreement, in certain respects, in order to permit the Catalyst Merger and the transactions contemplated thereby.

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed thereto therein.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

         2.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

         "Amendment No. 3" means Amendment No. 3 to Credit Agreement, dated as of September 26, 2006.


         "Catalyst" has the meaning ascribed to such term in Recital B of Amendment No. 3.


         "Catalyst Loan" means, collectively, the Revolving Loans to be made under the Credit Agreement, the proceeds of which shall be used by the Borrower to pay the cash portion of the purchase price payable under the Catalyst Merger Agreement and the transaction costs related thereto.

         "Catalyst Merger" has the meaning ascribed to such term in Recital B of Amendment No. 3.


         "Catalyst Merger Agreement" has the meaning ascribed to such term in Recital B of Amendment No. 3.


         "Catalyst Merger Date" means the date on which the Catalyst Merger is consummated in accordance with the terms of the Catalyst Merger Agreement.

         "Catalyst Merger Sub" has the meaning ascribed to such term in Recital B of Amendment No. 3.


         "Saleh " has the meaning ascribed to such term in Recital B of Amendment No. 3.


         "Saleh Note" has the meaning ascribed to such term in Recital C of Amendment No. 3.

         2.2 The definition of "Indebtedness" in Section 1.01 (Defined Terms) is hereby amended to add the following sentence at the end of such definition:

         "For the purpose of any calculation or determination of "Indebtedness" of the Borrower and its Subsidiaries, such Indebtedness shall include in the indebtedness evidenced by the Saleh Note.

         2.3 Section 7.01 (Indebtedness) of the Credit Agreement is hereby amended by deleting in its entirety the text of Section 7.01(a)(vii) and substituting therefor the following:

                  "(vii) (A) unsecured Indebtedness evidenced by the Saleh Note, provided that principal amount thereof is not greater than $3,500,000 and the repayment thereof by the Borrower to the Saleh is subordinated to the obligations of the Borrower to the Administrative Agent and the Lenders on terms and conditions satisfactory to the Administrative Agent, and (B) other unsecured Indebtedness of the Borrower and the Subsidiary Guarantors in an aggregate principal amount not exceeding $1,000,000 at any time outstanding."


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


         2.4 Section 7.04 (Investments, Loans, Advances, Guarantees and Acquisitions) of the Credit Agreement is hereby amended by deleting in its entirety the text of Section 7.04(e) and substituting therefor the following:

         "(e) (i) Acquisitions consummated prior to the effective date of Amendment No. 3;

             (ii) the Catalyst Merger provided that (i) all conditions set forth in Section 3 of Amendment No. 3 shall have been satisfied and (ii) the aggregate consideration paid by the Borrower for the Catalyst Merger does not exceed the amounts set forth in the Catalyst Merger Agreement as in effect on the date of Amendment No. 3; and

             (iii) any other Acquisition approved in writing by the Required Lenders."

2.5 Section 8.01 (Events of Default) of the Credit Agreement is hereby amended by deleting the ";" at the end of clause (o) and substituting therefor "; or" and adding the following clause (p):

         "(p) not later than thirty (30) days after the Catalyst Merger Date,
     (i) the Borrower shall fail, pursuant the Security Agreement, to have granted to the Administrative Agent a first security interest in all of the Capital Stock of Catalyst, and (ii) Catalyst shall have failed to execute and/or deliver such documents as the Administrative Agent may reasonably require (consistent with the requirements of this Agreement) to cause Catalyst to become a party to the Guarantee Agreement and to the Security Agreement in order for Catalyst to grant to the Administrative Agent a first security interest in its assets, subject to the Permitted Encumbrances and such certifications, opinions, and resolutions as the Administrative Agent may reasonably request with respect thereto;"

     3. CONDITIONS PRECEDENT TO EFFECTIVENESS.

         Upon the fulfillment of the following conditions precedent, this Amendment and the amendments contained in Section 2 hereof shall become effective as of September 26, 2006:

         3.1 Amendment. The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Administrative Agent and the Lenders.

         3.2 Secretary's Certificate. The Administrative Agent shall have received a certificate, dated the date hereof, duly executed by the Secretary, Assistant Secretary, or other analogous counterpart of the Borrower:

             (a) attaching a true and complete copy of the resolutions of its Managing Person and of all other documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken to authorize this Amendment and the other transactions contemplated hereby;


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


             (b) certifying that no amendment or modification of its Organizational Documents has occurred since the date of delivery thereof to the Administrative Agent in connection with the Credit Agreement; and

             (c) setting forth the incumbency of its officer or officers (or other analogous counterpart) who may sign this Amendment and the other documents to be executed by it in connection herewith, including therein a signature specimen of such officer or officers (or other analogous counterpart).

         3.3 Catalyst Merger Agreement. The Administrative Agent shall have received a copy of the definitive Catalyst Merger Agreement, which shall provide for the merger of Catalyst and the Catalyst Merger Sub for an aggregate purchase price not in excess of $33,500,000, and shall not have been amended or modified except with the prior written consent of the Administrative Agent, and evidence satisfactory to the Administrative Agent that an Agreement of Merger with respect to the Catalyst Merger has been filed with the Secretary of State of the State of California together with a certificate signed on behalf of the Borrower by the Borrower's chief executive officer, chief financial officer or treasurer, dated as of the Catalyst Merger Date, stating that:

             (a) Catalyst's directors and shareholders have approved the Catalyst Merger Agreement;

             (b) all regulatory consents and approvals for the Catalyst Merger have been obtained and all waiting periods with respect thereto have expired and all consents set forth in Schedule 4.17 to the Catalyst Merger Agreement have been obtained;

             (c) there exists no injunction or temporary restraining order which would prohibit the Catalyst Merger or the making of the Catalyst Loan; and there exists no litigation which would reasonably be expected to result in a Material Adverse Effect (after giving effect to the Catalyst Merger) taken as a whole; and

             (d) all conditions to the Catalyst Merger in accordance with the Catalyst Merger Agreement have been satisfied other than the payment of the cash consideration for the shares of Catalyst.

         3.4 Saleh Note. The Administrative Agent shall have received a copy of the Saleh Note which shall be in form and substance satisfactory to it.

         3.5 Catalyst's Agreements. The Administrative Agent shall have received and reviewed copies of Catalyst's agreements with its principal distributors and received confirmation that such agreements are not subject to termination as a result of the Catalyst Merger.

         3.6 Lien Searches. Results of a search of (i) the Uniform Commercial Code (or equivalent) filings made with respect to Catalyst in the State of California [and any other relevant jurisdictions], and (ii) the United States Patent and Trademark Office and any other relevant offices with respect to Catalyst's Intellectual Property, and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.02 or have been released.


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


         3.7 Capital Structure. After giving effect to the Catalyst Merger the capital structure of the Borrower and the incurrence of the Catalyst Loan and Saleh Note shall be reasonably satisfactory to the Administrative Agent.

         3.8 Catalyst Financial Statements. The Administrative Agent shall have received copies of the unaudited, modified cash-basis balance sheets of Catalyst as of the fiscal year ended December 31, 2005 and the period ended August 31, 2006 and the profit and loss statement of Catalyst for the twelve month period ended June 30, 2006.

         3.9 Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate, dated the Catalyst Merger Date, from the chief financial officer of the Borrower in substantially the form annexed to the Credit Agreement as Exhibit F (with conforming changes with respect to the Catalyst Merger and with the designated exhibits attached).

         3.10 Financial Covenant Compliance Certificate. The Administrative Agent shall have received a certificate, dated the Catalyst Merger Date and signed by a Financial Officer of the Borrower, setting forth reasonably detailed calculations demonstrating that, on a pro forma basis, after giving effect to the Catalyst Merger, the Borrower is and will be in compliance with Sections
7.12 (such covenant to be determined as if the Catalyst Merger had been consummated on the first day of the period for which such covenants are being calculated).

         3.11 Financial Officer's Certificate. The Administrative Agent shall have received a certificate signed by a Financial Officer of the Borrower, in such Financial Officer's capacity as an officer of the Borrower, in all respects reasonably satisfactory to the Administrative Agent, dated the date hereof, certifying that the representations and warranties contained in the Loan Documents that are qualified as to materiality are true and correct in all respects, that the representations and warranties contained in the Loan Documents that are not so qualified are true and correct in all material respects, and that, immediately before and after giving effect to this Amendment and the consummation of the Catalyst Merger, no Default exists or will exist.

         3.12 Fees. The Administrative Agent shall have received (a) an amendment fee for the pro rata benefit of each Lender that executes Amendment No. 3 and (b) all other fees and other amounts due and payable to the Administrative Agent and the Lenders under the Loan Documents on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of the fees and disbursements of Special Counsel and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

         3.13 Other Documents. The Administrative Agent shall have received all other documents that the Administrative Agent may reasonably request with respect to any matter relevant to this Amendment.


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


     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         4.1 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.


         4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Amendment, each and every one of the representations and warranties set forth in the Loan Documents is true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) or changes which do not, either singly or in the aggregate, have a Material Adverse Effect.

         4.3 Authority; Enforceability. (i) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the execution, delivery and performance by the Borrower thereof does not: (A) contravene the terms of the Borrower's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which it or its respective property is subject; or
(C) violate any requirement of law.

         4.4 The Catalyst Merger. The Borrower has heretofore delivered to the Administrative Agent a true, correct and complete copy of the Catalyst Merger Agreement. The Catalyst Merger Agreement has not been amended or modified and sets forth the entire agreement among the parties thereto with respect to the subject matter thereof. No party to the Catalyst Merger Agreement has waived the fulfillment of any material condition precedent set forth therein to the consummation of the Catalyst Merger Agreement, no party has failed to perform any of its material obligations thereunder or under any instrument or document executed and delivered in connection therewith, and nothing has come to the attention of the Borrower that would cause it to believe that any of the representations or warranties of Catalyst or Saleh contained in the Catalyst Merger Agreement were false or misleading in any material respect when made or when reaffirmed on the date hereof. Except as set forth on Schedule 4.17 to the Catalyst Merger Agreement, no consent or approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the Catalyst Merger Agreement. Except as set forth on Schedule
4.17 to the Catalyst Merger Agreement, neither the execution and delivery of the Catalyst Merger Agreement, nor the performance by the Borrower or Catalyst Merger Sub's obligations thereunder, will violate any provision of law or will conflict with or result in a breach of, or create (with or without the giving of notice or lapse of time, or both) a default under, any agreement to which the Borrower or any of its Subsidiaries are a party or by which it is bound or any of its properties is affected other than breaches or violations that individually or collectively could not reasonably be expected to have a Material Adverse Effect. The Borrower will acquire upon the consummation of the Catalyst Merger Agreement valid, legal and marketable title to all the assets to be transferred pursuant thereto and heretofore owned by Catalyst, free and clear of any Lien, except for the Liens created and granted by the Security Documents and Permitted Encumbrances.


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


     5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         5.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

         5.2 No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

             (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

             (ii) the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and

             (iii) the Loan Documents to the term "the Loan Documents" shall be deemed to include this Amendment.

     6. MISCELLANEOUS.

         6.1 Expenses. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

         6.2 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         6.3 Law; Waiver of Trial by Jury. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LOANS. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AMENDMENT.

         6.4 Successors. This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

         6.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, including counterparts executed and delivered by facsimile each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.




                           [Signature Page to Follow]



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




                   Amendment No. 3 to LeCroy Credit Agreement
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on the date first written above.


                                LECROY CORPORATION



                                By:
                                      ------------------------------------
                                      Name:   Sean B. O'Connor
                                      Title:  Vice President and
                                              Chief Financial Officer





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




                                THE BANK OF NEW YORK,
                                as Administrative Agent, as Issuing Lender and as a Lender



                                By:
                                      ------------------------------------
                                Name:   Patrick M. Trask
                                Title: Vice President





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




                                WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------





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




                                LASALLE BANK NATIONAL ASSOCIATION, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------





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




                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------





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




                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------

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